UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 26, 2009

LIFE SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-05099	59-0995081
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2900 – 72nd Street North, St. Petersburg, Florida	33710
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (727) 345-9371

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index at Page 4

Non Regulation FD Filing

This Form 8-K is being filed for reasons other than those that would require a filing under Regulation FD.

Item 8.01.	Other Events.

On March 26, 2009, Life Sciences, Inc. received a document dated March 25, 2009 and entitled “Consent of Stockholders” that purported to elect Robert Aldrich and Terry A. McHugh as directors of Life Sciences. The document was received from Robert W. Berend, Esquire, of the New York law firm of Wachtel & Maryr, LLP. That firm has represented Simon Srybnik and various interests controlled by him and his brother Louis D. Srybnik (collectively, the “Srybnik Interests”) in actions with respect to Life Sciences, including the August 2008 lawsuit brought in New York for more than 9 years of allegedly due back rent on the Company’s manufacturing, laboratory and office facilities in St. Petersburg, Florida.

Simon Srybnik resigned on November 6, 2008 as a director and officer of the Company after serving in those capacities for more than 40 years, including as Chairman of the Board, Chief Executive Officer and President for more than the 10 years preceding his resignation. Together the Srybnik Interests own approximately 60% of the outstanding common stock of Life Sciences.

By letter dated March 30, 2009, Life Sciences advised Mr. Berend of the invalidity of the purported election by the Srybnik Interests of Mr. Aldrich and Mr. McHugh as directors of the Company. The reasons for the invalidity of the Srybnik Interests’ “Consent of Stockholders” includes the long-standing provision of Life Sciences’ Bylaws to the effect that the stockholders of the Company may only take action by written consent if all of the stockholders consent in writing to the corporate action.

The letter to Mr. Berend also contained reminders of the duties of the Srybnik Interests to comply with the applicable requirements of Sections 13(d) and 16 of the Securities Exchange Act of 1934.

The details of the “Consent of Stockholders” and the Company’s March 30, 2009 response are set forth in the attached Exhibit 99.03, which is incorporated herein by this reference.

See also, among other matters, the Forms 8-K filed by Life Sciences with the Securities and Exchange Commission on November 10, 2008 (cover and signed dates of September 16, 2008 and November 10, 2008), November 26, 2008 (cover and signed dates of November 20, 2008 and November 26, 2008), December 2, 2008 (cover and signed dates of November 26, 2008 and December 2, 2008), January 9, 2009 (cover and signed dates of January 5, 2009 and January 9, 200), March 9, 2009 (cover and signed dates of March 5, 2009 and March 9, 2009), and March 12, 2009 (cover and signed dates of March 9, 2009 and March 12, 2009).

Item 9.01.	Financial statements and Exhibits.

(d)	Exhibits.

Exhibit 99.03 (letter dated March 30, 2002 from Life Sciences, Inc. to counsel for the Srybnik Interests, with attached “Consent of Stockholders” dated March 25, 2009) is attached and incorporated in this Form 8-K by this reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2009

LIFE SCIENCES, INC.

By:	/s/ ALEX A. BURNS
Alex A. Burns,
Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description	Beginning At Sequential Page No.
99.03	Letter dated March 30, 2002 from Life Sciences, Inc. to counsel for the Srybnik Interests, with attached “Consent of Stockholders” dated March 25, 2009	5

4